Exhibit 99.1

ELEVENTH FLOOR LODGING, LLC AND
EFL HOTEL OPERATING COMPANY, LLC

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2011 AND 2010

ELEVENTH FLOOR LODGING, LLC AND
EFL HOTEL OPERATING COMPANY, LLC

PAILET, MEUNIER and LeBLANC, L.L.P.

Certified Public Accountants

Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Members

Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC

We have audited the accompanying combined balance sheets of Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC, as of December 31, 2011 and 2010 and the related combined statements of operations, members’ equity and cash flows for the years then ended.  These combined financial statements are the responsibility of the company’s management.  Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC as of December 31, 2011 and 2010 and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana

July 16, 2012

3421 N. Causeway Blvd., Suite 701  •  Metairie, LA 70002  •  Telephone (504) 837-0770  •  Fax (504) 837-7102

201 St. Charles Ave., Suite 2500  •  New Orleans, LA 70170  •  Telephone (504) 599-5905  •  Fax (504) 837-7102

www.pmlcpa.com

Member of

I G A F  P O L A R I S  - A Global Association of Independent Firms • PCAOB — Public Company Accounting Oversight Board

AICPA:  Center for Public Company Audit Firms (SEC) • Governmental Audit Quality Center • Private Companies Practice Section (PCPS)

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

	2011	2010
ASSETS

Current Assets
Cash	$317,261	$193,103
Restricted Cash	353,728	119,229
FF&E Reserve	23,019	162,994
Tax and Insurance Reserve	50,090	49,793
Accounts Receivable	109,206	153,136
Due from Affiliates	22,845	10,146
Inventory	21,774	21,327
Prepaid Expenses	39,250	38,195

Total Current Assets	937,173	747,923

Fixed Assets
Land	150,000	150,000
Building	650,000	650,000
Building Improvements	21,381,860	21,381,860
Furniture and Equipment	2,749,253	2,356,136
Less: Accumulated Depreciation	(6,089,324)	(5,196,585)

Total Fixed Assets, Net	18,841,789	19,341,411

Other Assets
Intangible Assets, Net	54,408	108,816
Deposits	2,100	2,100

Total Other Assets	56,508	110,916

Total Assets	$19,835,470	$20,200,250

See auditor’s report and notes to financial statements.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

	2011	2010
LIABILITIES AND MEMBERS’ DEFICIT

Liabilities
Accounts Payable	$341,714	$330,653
Accrued Expenses	122,603	477,718
Customer Deposits and Prepayments	129,532	94,907
Accrued Priority Return	920,497	759,389
Management Fees Payable	641,817	505,047
Asset Management Fees Payable including Accrued Interest	54,446	42,746
Due to Affiliates	553,023	527,324
Development Fee Payable	2,060,000	2,060,000
Mortgage Payable	10,864,654	11,314,755
Accrued Interest Payable - Mortgage	27,944	28,929
Mezzanine Loan	3,909,531	3,909,531
Accrued Interest Payable - Mezzanine Loan	2,354,294	1,641,309

Total Liabilities	21,980,055	21,692,308

Members’ Deficit	(2,144,585)	(1,492,058)

Total Liabilities and Members’ Deficit	$19,835,470	$20,200,250

See auditor’s report and notes to financial statements.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Revenues
Rooms	$5,911,216	$5,249,884
Food and Beverage	620,418	567,421
Telephone	4,589	5,437
Parking Garage	522,478	491,645
Other Operated Departments	78,245	72,224
Total Revenues	7,136,946	6,386,611

Operating Expenses
Rooms	2,003,077	1,897,692
Food and Beverage	675,748	749,513
Telephone	17,269	20,425
Parking Garage	443,233	442,758
Other Operated Departments	34,222	36,336
Administrative and General	718,420	586,767
Marketing	697,684	547,532
Repairs and Maintenance	457,884	442,759
Utilities	291,923	299,788
Depreciation	892,740	864,748
Amortization	54,408	27,204
Asset Management Fees	10,000	20,000
Management Fees	285,566	255,514
Insurance	146,435	158,122
Real Estate Taxes	151,620	50,782
Other Expenses	212,309	211,317
Total Operating Expenses	7,092,538	6,611,257

Net Operating Income (Loss)	44,408	(224,646)
Other Income and (Expenses)
Other Income	344,021	—
Interest Income	2,203	1,604
Interest Expense	(1,043,159)	(946,679)

Net Loss	$(652,527)	$(1,169,721)

See auditor’s report and notes to financial statements.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

DECEMBER 31, 2011 AND 2010

	2011	2010

Beginning Members’ Deficit, January 1	$(1,492,058)	$(352,337)

Contributions	30,000	30,000

Net Loss	(652,527)	(1,169,721)

Ending Members’ Deficit, December 31	$(2,114,585)	$(1,492,058)

See auditor’s report and notes to financial statements.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Cash flows from operating activities:
Net Loss	$(652,527)	$(1,169,721)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	892,740	864,748
Amortization	54,408	27,204
Changes in:
Accounts receivable	43,930	(90,524)
Inventory	(447)	3,250
Prepaid expenses	(1,055)	110,196
Tax and insurance reserve	(297)	(2)
Accounts payable	11,061	(25,024)
Accrued expenses	(355,115)	(19,058)
Customer deposits and prepayments	34,625	4,535
Management fees payable	136,770	153,121
Asset management fees payable including accrued interest	11,700	22,321
Due to/from affiliates	13,000	70,008
Accrued interest	712,000	534,332
Total adjustments	1,553,320	1,655,107
Net cash provided by operating activities	900,793	485,386

Cash flows from investing activities:
Cash payments for the purchase of property	(393,117)	(289,510)
(Increase) decrease in restricted cash	(234,499)	95,592
Decrease (increase) in FF&E reserve	139,974	(56,626)
Net cash (used in) provided by investing activities	(487,642)	(250,544)

Cash flows from financing activities:
Mortgage payable	(450,101)	(540,208)
Accrued priority returns	161,108	161,108
Mezzanine loan	—	61,916
Proceeds from capital contributions	—	30,000
Net cash (used in) provided by financing activities	(288,993)	(287,184)

Net increase (decrease) in cash	124,158	(52,342)
Cash, beginning of year	193,103	245,445
Cash, end of year	$317,261	$193,103

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$331,159	$350,431

See auditor’s report and notes to financial statements.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE A - NATURE OF THE BUSINESS

Eleventh Floor Lodging, LLC (“EFL” or the “Landlord”) was formed on July 1, 2002 under the laws of the State of Louisiana for the purpose of acquiring, constructing, rehabilitating, owning, operating and leasing the real property known as Unit A of the Commerce Building Condominium, located in New Orleans, Louisiana. EFL Hotel Operating Company, LLC (“EFLHOC” or the “Tenant”) was formed January 22, 2003, under the laws of the State of Louisiana for the purpose of operating and managing the property. The property was developed into a 155-room Hilton Garden Inn hotel that began operations in September 2004.

EFL Manager, LLC (“EFL Manager”) is EFLHOC’s Managing Member as well as an Investor Member.  The other Investor Member is Chevron TCI, Inc. (“Chevron”).

The members of EFL are Historic Restoration, Incorporated (“HRI”), Gary Grim (“Grim”), and Robert Rowell (“Rowell”).

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination

The combined financial statements include the financial statements of EFL Hotel Operating Company, LLC and Eleventh Floor Lodging, LLC (collectively, the “Companies”). The combined financial statements result in a meaningful presentation of financial information as a result of the common management of the Companies. All significant intercompany balances and transactions have been eliminated in combination.

Basis of Presentation

The financial statements are prepared on the accrual basis of accounting and in accordance with accounting principles generally accepted in the United States of America.

Capitalization and Depreciation

Furniture and equipment are recorded at cost.  Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. The estimated service life for commercial rental property is 39 years, and the estimated service life for furniture and equipment is 7 years.  Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred.  Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation.  The resulting gains and losses are reflected in the statement of operations.

Amortization of Intangible Assets

Financing fees are amortized using the straight-line method over the life of the loan.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

No provision or benefit for income taxes has been included in these financial statements. Taxable income or loss passes through to and is reportable by the Members individually.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Companies and tenants of the property are operating leases.

Impairment of Long-Lived Assets

The Companies have adopted Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets.  The Companies review their investment in real estate for impairment whenever events or changes in circumstances indicate that the carrying value of such property may not be recoverable.  Recoverability is measured by a comparison of the carrying amount of the real estate to the future net undiscounted cash flow expected to be generated by the rental property including the low income housing tax credits and any estimated proceeds from the eventual disposition of the real estate.  If the real estate is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the real estate exceeds the fair value of such property.  There were no impairment losses recognized in 2011 or 2010.

NOTE C - CONCENTRATION OF CREDIT RISK

The Companies maintain their cash balances in a bank located in Louisiana.  The balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per bank.  At December 31, 2011, and 2010, the uninsured portion of the Companies’ cash balances amounted to $130,370 and $276,755, respectively.

NOTE D - USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE E - CAPITAL CONTRIBUTIONS

EFL Hotel Operating Company, LLC

During 2009, EFL Manager purchased the membership interest of Chrysalis of Louisiana, Incorporated (“Chrysalis”), assuming its capital account.  Chrysalis had previously made capital contributions totaling $331,128.

Chevron has contributed capital of $3,561,174 including fees paid for the preparation of projections ($71,020) and legal services ($112,087) in 2003 and additional legal services ($30,000) in 2009. Such payments have been treated for all purposes as if paid by Chevron to EFLHOC as additional capital contributions.

Eleventh Floor Lodging, LLC

HRI made its initial capital contribution of $800,000 in July 2003.  In April 2004, EFL was required to return to HRI its initial capital contribution upon execution of the Amended and Restated Operating Agreement.  HRI made an additional capital contribution of $2,210,000 in June 2009.

Grim made his initial capital contribution of $1,200,000 in installments during 2003 and 2004.  Grim made an additional capital contribution of $390,000 in June 2009.

Rowell is not required to make any capital contributions.

NOTE F - NOTES PAYABLE

Mortgage Loan

In June 2009, EFL entered into a mortgage loan agreement with Hilton Hotels Holdings Corporation in the amount of $11,855,042 with a floating interest rate of one-month LIBOR plus 2.75%.  The terms of the loan required interest only payments for the first six months; then principal plus interest beginning January 2010.  The required payment of monthly principal through December 2010 was $15,500; January 2011 through December 2011 was $16,500 and from January 2012 through June 2012 is $17,500.  The loan matures on June 20, 2012. The outstanding principal balance at December 31, 2011 and 2010 amounted to $10,864,654 and $11,314,755, respectively.  Accrued interest as of those dates totaled $27,944 and $28,929, respectively.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE F - NOTES PAYABLE (CONTINUED)

Mezzanine Loan

In July 2003, EFL entered into a loan agreement with Chevron TCI, Inc. in the amount of $4,120,000.  The loan matures in June 2012 and bore interest at a rate of fifteen percent until it was reduced to twelve percent in June 2009. The outstanding principal balance of the loan at December 31, 2011 and 2010 amounted to $3,909,531 and $3,909,531, respectively. Accrued interest as of those dates totaled $2,354,294 and $1,641,309, respectively.

All cash held by EFL is restricted for the payment of debt service. As of December 31, 2011 and 2010, the balance of restricted cash was $353,728 and $119,229, respectively.

NOTE G - RELATED PARTY TRANSACTIONS

Property Management Fees

EFLHOC contracted HRI Lodging, Incorporated (“HRIL”) to manage the property. In consideration of services to be performed, HRIL is to be paid the sum of the Base Management Fee and the Incentive Management Fee.

Base Management Fee

The Base Management Fee is payable as an operating expense and is equal to four percent of gross revenues for any given fiscal year.  Base Management Fees expensed for the years ended December 31, 2011 and 2010 amounted to $285,566 and $255,514, respectively.  Base Management Fees payable at December 31, 2011 and 2010 amounted to $641,817 and $505,047, respectively.

Incentive Management Fee

The Incentive Management Fee is payable from available cash flow and is equal to nine percent of the gross revenues in excess of $4,500,000 for a fiscal year; provided that the fee shall not exceed $350,000 in any such fiscal year.  No Incentive Management Fees were earned in 2011 or 2010, and none were payable as of the years then ended.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Asset Management Fees

An Asset Management Fee is payable annually to Chevron in an amount equal to $10,000.  The fee is payable in arrears on or before December 31 of each year, with interest at the designated prime rate plus one percent from the due date until the date paid if not paid by December 31.  For the years ended December 31, 2011 and 2010, Asset Management Fees of $10,000 and $20,000, respectively, were expensed. Asset Management Fees payable at December 31, 2011 and 2010 amounted to $50,000 and $40,000, respectively.  Accrued interest on Asset Management Fees payable amounted to $4,446 and $2,746 at December 31, 2011 and 2010, respectively.

Development Fee

EFL entered into a development agreement with HRI for its services in connection with the development of the project.  In consideration for these services, EFL agreed to pay a Development Fee in the amount of $3,360,000.  To date, Development Fees totaling $1,300,000 have been paid as follows: $650,000 upon acquisition of the property (July 2003), $325,000 upon completion of 50% of the work (March 2004), and $325,000 upon completion of 100% of the work (September 2004). The unpaid balance is payable annually in an amount equal to excess cash flow less the sum of (i) amounts due for the year on the Mezzanine Loan; and (ii) $144,000.  At December 31, 2011 and 2010, the deferred Development Fee payable was $2,060,000.

If EFL has not paid the entire amount of the Development Fee due to HRI by December 31, 2014, HRI shall contribute to EFL an amount equal to the remaining balance, which EFL shall use to pay to HRI the balance of the Development Fee.

Lease Agreement

On July 22, 2003, EFLHOC entered into a lease agreement with EFL for the use of the property.  The agreement terminates on December 31, 2037 and calls for annual base rent payable to the Landlord in equal monthly installments as follows:

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Lease Year Ending	Annual Amount

December 31, 2005	$2,100,000 *
December 31, 2006	1,709,000 *
December 31, 2007	1,709,000 *
December 31, 2008	2,350,000
December 31, 2009	2,500,000
December 31, 2010	2,500,000
December 31, 2011	2,600,000
December 31, 2012	2,600,000
Thereafter	2,600,000 +
Annual CPI Adjuster

* Tenant paid agreed upon reduced rent

During 2009, the lease agreement was amended to provide for a minimum annual rent of $700,000 in the event that cash flow is insufficient to pay the base rent. During 2011 and 2010, lease payments of $1,015,859 and $794,687, respectively, were paid to the Landlord. The rent payable balance at December 31, 2011 and 2010 amounted to $39,383 and $130,038, respectively. The intercompany lease transactions and balances have been eliminated in combination.

Per the terms of the lease amendment, EFLHOC is required to fund an FF&E Reserve on a monthly basis in an amount equal to four percent of revenue for the preceding month. As of December 31, 2011 and 2010, the balance of this account totaled $23,019 and $162,994, respectively.

Per the terms of the lease amendment, EFLHOC is required to fund a Tax and Insurance Reserve on a monthly basis in an amount equal to one-twelfth of the yearly amount of real estate taxes and insurance premiums that will become due and payable on the property. As of December 31, 2011 and 2010, the balance of this account totaled $50,090 and $49,793, respectively.

HTC Pass-Through Agreement

In accordance with the HTC Pass-Through Agreement dated July 22, 2003, the Landlord agreed to file an election to pass through the Historic Tax Credits (totaling $4,223,481) arising from the rehabilitation of the property to the Tenant. The election was filed with the Tenant’s 2004 tax return, which was the year in which qualified rehabilitation expenditures were first placed in service.

In consideration of the Landlord’s agreement to file the election, the Tenant agreed to pay additional rent to the Landlord in the amount of $200,000. From 2005 to 2008, the Tenant made payments to the Landlord for additional rent totaling $200,000.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Due from Affiliates

As of December 31, the following amounts are due from affiliates:

	2011	2010
South Peters Hotel Investors, LP	$2,100	$3,547
King Edward Tenant, LLC	—	2,167
800 Canal Street, LP	—	1,968
MRB Tenant, LLC	—	2,194
French Quarter Hotel Operator, Inc.	409	—
Hotel New Orleans Holdings, LLC	20,895	—
HRI Lodging, Incorporated	(559)	270
Total	$22,845	$10,146

Due to Affiliates

Due to Historic Restoration, Inc.

During the normal course of business, Historic Restoration, Incorporated (“HRI”) has advanced funds to EFLHOC as needed. As of December 31, 2011 and 2010, EFLHOC owed HRI $477,857 and $456,577, respectively, for these advances.

During the normal course of business, HRI has advanced funds to EFL as needed. As of December 31, 2011 and 2010, EFL owed HRI $20,535 and $20,535, respectively, for these advances.

Due to HRI Lodging, Incorporated

HRIL utilizes a central billing entity to account for operating costs allocable to multiple hotel properties.  This entity’s only function is to process payments for shared hotel costs, allocate those costs amongst the hotels and collect reimbursements.  At any given time during the normal course of business, this entity will have paid expenses on behalf of EFLHOC.  As of December 31, 2011 and 2010, EFLHOC owed the central hotel billing entity $25,768 and $50,212, respectively.

Due to French Quarter Hotel Operator, Inc.

During the normal course of business, French Quarter Hotel Operator, Inc. (“Chateau Bourbon Hotel”) occasionally paid expenses on behalf of EFLHOC.  At December 31, 2011 and 2010, $28,863 and $0, respectively, was due to Chateau Bourbon Hotel.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE H - PROFITS AND LOSSES AND DISTRIBUTIONS

EFL Hotel Operating Company, LLC

Profits and Losses

Operating profits and losses for each fiscal year shall be allocated to the Members in accordance with their percentage interests after giving effect to the special allocation provisions of Section 6.5 of the Operating Agreement.  Any and all allocations, distributions or fees to the Investor Members under Section 6 of the Operating Agreement shall be shared ninety-one percent by Chevron and nine percent by EFL Manager. In the case of an adjustment in the amount of the Investor Members’ capital contributions, the foregoing percentages shall be recalculated.

Distribution of Cash Flow

Cash flow shall be distributed within ninety days after the end of each fiscal year in the following order of priority:

First, to distribute to the Members any amounts due to them pursuant to the provisions of Section 6.2C of the Operating Agreement;

Second, to pay to Chevron its Asset Management Fee for the fiscal year plus any outstanding Asset Management Fee for any prior fiscal year plus any interest owed with respect thereto;

Third, to distribute to the Investor Member its Priority Return for the fiscal year plus any outstanding Priority Return for any prior fiscal year, plus any interest owed with respect thereto;

Fourth, to repay any project expense loans, with payments to be applied first to accrued but unpaid interest and then to principal;

Fifth, to the payment of the Incentive Management Fee; and

Sixth, any balance remaining shall be distributed 99.9% to the Investor Members and 0.1% to the Managing Member.

Eleventh Floor Lodging, LLC

Allocations of Profits, Losses, and Credits

All profits, losses and credits shall be allocated to the members in accordance with their percentage interests.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE H - PROFITS AND LOSSES AND DISTRIBUTIONS (CONTINUED)

Cash Distributions

After the payout of all amounts due under the development agreement, available cash shall be distributed on an annual basis in the following priority:

(a)                                  first, to each of the interest holders in an amount equal to each interest holders’ estimated federal and state income tax liability arising as a result of an allocation of profits for the fiscal year;

(b)                                 second, to the payment of any Priority Return to Grim;

(c)                                  third, to interest holders on a pro rata basis in an amount equal to their aggregate adjusted contribution, not to exceed $300,000; and

(d)                                 fourth, to the interest holders in accordance with their percentage interests.

NOTE I - PRIORITY RETURN

EFL Hotel Operating Company, LLC

The Investor Members are entitled to a cumulative annual distribution of an amount equal to three percent of their adjusted capital contribution beginning as of the admission date, payable from cash flow or capital proceeds, with interest at the designated prime rate plus one percent from the date first due until the date paid.  As of December 31, 2011 and 2010, Chevron is owed priority returns (including accrued interest) of $714,798 and $585,392, respectively, which have not been accrued in the financial statements.  As of the same dates, EFL Manager is owed priority returns (including accrued interest) of $20,290 and $9,934, respectively, which have also not been accrued in the financial statements.

Eleventh Floor Lodging, LLC

Grim is due an annual Priority Return equal to fifteen percent of his initial capital contribution which is treated as a “guaranteed payment” to him under Section 707(c) of the Internal Revenue Code of 1986.  For this reason the annual Priority Return has been recorded as an expense on the accompanying financial statements and accrued as payable to Grim.  The Priority Return does not accrue interest.  As of December 31, 2011 and 2010, accrued Priority Returns payable amounted to $920,497 and $759,389, respectively.

NOTE J - ADVERTISING

Advertising costs are expensed as incurred by the Companies. During 2011 and 2010, advertising expense amounted to $84,199 and $74,763, respectively, and are included in marketing expense.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

NOTE K - SUBSEQUENT EVENTS

FASB Accounting Standards Codification Topic 855, “Subsequent Events” addresses events which occur after the balance sheet date but before the issuance of financial statements.  An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date.  Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued.  Management evaluated the activity of Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC through July 16, 2012, the date the financial statements were issued, and concluded that the following subsequent event has occurred that requires disclosure in the Notes to the Financial Statements.

In June 2012, EFL entered into a partnership agreement with CWI New Orleans CBD Hotel, LLC to form CWI-HRI New Orleans CBD Hotel, LLC. The hotel was transferred by EFL to the newly formed partnership, and the lease between EFL and EFLHOC was terminated.